                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2003

                              CONCORD CAMERA CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                    New Jersey                               13-3152196
           ----------------------------               ----------------------
           (State or other jurisdiction                 (I.R.S. Employer
                 of incorporation)                    Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida     33021
-------------------------------------------------------------------   ----------
               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Item 7(c). Exhibits

Exhibit 99    Press release, dated August 14, 2003, issued by Concord Camera
              Corp.

Item 12. Results of Operations and Financial Condition

         On August 14, 2003, Concord Camera Corp. (the "Company") issued a press release announcing the Company's financial results for the quarter and year ended June 28, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CONCORD CAMERA CORP.


Date: August 14, 2003                   By: /s/ Richard M. Finkbeiner
                                            ----------------------------------
                                            Richard M. Finkbeiner
                                            Senior Vice President and
                                            Chief Financial Officer





                                        3